Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]	Neither the Board nor the Compensation Committee takes material nonpublic information into account when determining the timing or terms of equity awards, including with respect to options, nor do we time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation Committee has generally granted such awards once a year to directors and executive officers. In addition to the annual grants of equity awards, equity awards may be granted at other times during the year to newly hired or promoted employees, and in other special circumstances.

Only the Compensation Committee may approve restricted stock, restricted stock units or stock option grants to our executive officers. Restricted stock, restricted stock units and stock options are generally granted at meetings of the Compensation Committee or pursuant to a unanimous written consent of the Compensation Committee. The exercise price of a newly granted option is the closing price of our Common Stock on the date of grant.

During the last completed fiscal year, we did not make any stock option awards to our NEOs during the period beginning on the four-business day before the filing of any Form 10-K, 10-Q or 8-K and ending one business day after the filing of such report that contained material nonpublic information (as defined in Item 402(x) of Regulation S-K). Accordingly, no tabular disclosure under Item 402(x)(2)(ii) of Regulation S-K is required.

Award Timing MNPI Considered [Flag]	false
MNPI Disclosure Timed for Compensation Value [Flag]	false